UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-4215

DREYFUS GNMA FUND, INC.
(Exact name of Registrant as specified in charter)

c/o The Dreyfus Corporation
200 Park Avenue
New York, New York 10166
(Address of principal executive offices) (Zip code)

Mark N. Jacobs, Esq.
200 Park Avenue
New York, New York 10166
(Name and address of agent for service)

Registrant's telephone number, including area code: (212) 922-6000

Date of fiscal year end:	4/30

Date of reporting period:	10/31/05

FORM N-CSR

Item 1. Reports to Stockholders.

Dreyfus
GNMA Fund,	Inc.

SEMIANNUAL REPORT October 31, 2005

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The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

T H E F U N D

2	Letter from the Chairman
3	Discussion of Fund Performance
6	Understanding Your Fund's Expenses
6	Comparing Your Fund's Expenses
With Those of Other Funds
7	Statement of Investments
10	Statement of Financial Futures
11	Statement of Assets and Liabilities
12	Statement of Operations
13	Statement of Changes in Net Assets
14	Financial Highlights
15	Notes to Financial Statements
F O R M O R E I N F O R M AT I O N

Back Cover

Dreyfus GNMA Fund, Inc.

The Fund

L E T T E R F R O M T H E C H A I R M A N

Dear Shareholder:

We are pleased to present this semiannual report for Dreyfus GNMA Fund, Inc. covering the six-month period from May 1, 2005, through October 31, 2005. Inside, you'll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's primary portfolio manager, Marc Seidner.

Although bond yields recently started creeping upward, they generally held much of their value during the reporting period, as long-term bond yield spreads remained relatively narrow compared to short-term bond yields — despite historical norms. In addition, low inflation expectations among U.S. investors and robust demand from overseas investors appear to have helped longer-term bond prices withstand the potentially eroding effects of rising short-term interest rates.

As the end of 2005 approaches, some economists have suggested that the U.S. economy may be reaching an inflection point. Investors' reactions to a change in leadership at the Federal Reserve Board, coupled with the potential effects of higher fuel prices on consumer spending, may set the tone for the financial markets in 2006.As always, we encourage you to talk with your financial advisor about the investment strategies and specific portfolio allocations that may be appropriate for you.

Thank you for your continued confidence and support.

Sincerely,

Stephen E. Canter Chairman and Chief Executive Officer The Dreyfus Corporation November 15, 2005

DISCUSSION OF FUND PERFORMANCE

Marc Seidner, Portfolio Manager

How did Dreyfus GNMA Fund, Inc. perform relative to its benchmark?

For the six-month period ended October 31, 2005, the fund achieved a total return of 0.24% and distributed aggregate income dividends totaling $0.29 per share.1 The Lehman Brothers GNMA Index (the "Index"), the fund's benchmark, achieved a total return of 0.63% for the same period.2

Like other sectors of the U.S. government securities marketplace, GNMA securities were primarily influenced by rising short-term interest rates during the reporting period. However, the eroding effects of higher interest rates were partly offset by low inflation expectations and robust investor demand, which kept bond prices relatively stable at the longer end of the maturity spectrum and enabled mortgage-backed securities to eke out modestly positive total returns.The fund's return was lower than that of the Index, which we attribute to fund fees and expenses that are not reflected by the benchmark.

What is the fund's investment approach?

The fund seeks to maximize total return, consisting of capital appreciation and current income.To pursue this goal, the fund invests at least 80% of its assets in Government National Mortgage Association ("GNMA" or "Ginnie Mae") securities. The remainder may be allocated to other mortgage-related securities, including U.S. government agency securities and privately issued mortgage-backed securities, as well as to asset-backed securities, U.S. Treasuries and repurchase agreements.

What other factors influenced the fund's performance?

Contrary to historical trends, prices of U.S. government securities remained remarkably stable over the reporting period despite four

The Fund 3

D I S C U S S I O N O F F U N D P E R F O R M A N C E (continued)

increases in short-term interest rates from the Federal Reserve Board (the "Fed"). The Fed raised the overnight federal funds rate by 100 basis points to 3.75% during the reporting period in its ongoing effort to forestall inflationary pressures by moving away from its accommodative monetary policy of the past several years. In addition, on November 1, 2005, just one day after the reporting period's close, the Fed raised short-term interest rates for the twelfth consecutive time, hiking the federal funds rate to 4%. Most analysts expect further rate hikes at least through the end of the year.

We attribute the bond market's resilience to investors' low inflation expectations and their confidence in the Fed's inflation-fighting abilities. In addition, prices of U.S. government securities were supported by robust investor demand as foreign and domestic investors sought competitive levels of income from high-quality fixed-income securities. However, bond prices began to show signs of weakness toward the end of the reporting period amid new evidence of robust economic growth, suggesting that investors were growing more concerned about a potential resurgence of inflation.

In this unusual market environment, we adopted a relatively conservative investment posture, attempting to limit the fund's sensitivity to rising interest rates by setting its average duration in a range we considered shorter than industry averages. In addition, the fund benefited from its "barbell" yield-curve positioning early in the reporting period, in which holdings at the longer end of the market's maturity range were counterbalanced by short-term holdings. This strategy enabled the fund to participate more fully in strength among longer-maturity securities. However, yield differences between shorter- and longer-term securities soon narrowed well beyond historical norms, so we moved away from the "barbell" structure toward a yield-curve strategy that is more "bulleted." We focused mainly on bonds with maturities between two and three years, which historically have been relatively insensitive to rising interest rates.

Because we believed traditional "pass-through" securities to be richly valued, we allocated a portion of the fund's assets to higher yielding market sectors. For example, we increased the fund's holdings of high-quality commercial mortgages and asset-backed securities, which helped bolster the fund's returns. The fund also held a significant position in Treasury Inflation Protected Securities ("TIPS"), which benefited from increases in the Consumer Price Index stemming from sharply higher oil and gas prices.

What is the fund's current strategy?

Although we believe that the Fed is likely to continue to raise short-term interest rates until they reach a level that neither stimulates nor restricts economic growth, it appears to us that the Fed is closer to the end of its credit-tightening campaign than the beginning. Therefore, we recently adjusted the fund's sensitivity to changing interest rates by setting its average duration in a range that is roughly in line with that of the benchmark. Although we have maintained the fund's mild emphasis on commercial mortgages, asset-backed securities and TIPS, we are aware that they have become more fully valued, and we are prepared to increase the fund's exposure to traditional "pass-through" mortgage-backed securities from Ginnie Mae.

November 15, 2005

[1]	Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price, yield and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. Return figure provided reflects the absorption of certain fund expenses by The Dreyfus Corporation pursuant to an agreement in effect until April 30, 2006, at which time it may be extended, modified or terminated. Had these expenses not been absorbed, the fund's return would have been lower.
[2]	SOURCE: LIPPER INC. — Reflects reinvestment of dividends and, where applicable, capital gain distributions.The Lehman Brothers GNMA Index is an unmanaged, total return performance benchmark for the GNMA market consisting of 15- and 30-year fixed-rate securities backed by mortgage pools of the Government National Mortgage Association.

The Fund 5

U N D E R S TA N D I N G YO U R F U N D ' S E X P E N S E S ( U n a u d i t e d )

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund's prospectus or talk to your financial adviser.

Review your fund's expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus GNMA Fund, Inc. from May 1, 2005 to October 31, 2005. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended October 31, 2005

Expenses paid per $1,000 †	$ 3.99
Ending value (after expenses)	$1,002.40

C O M P A R I N G Y O U R F U N D ' S E X P E N S E S W I T H T H O S E O F O T H E R F U N D S ( U n a u d i t e d )

Using the SEC's method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund's expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended October 31, 2005

Expenses paid per $1,000 †	$ 4.02
Ending value (after expenses)	$1,021.22

† Expenses are equal to the fund's annualized expense ratio of .79%; multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

6

S TAT E M E N T O F I N V E S T M E N T S O c t o b e r 3 1 , 2 0 0 5 ( U n a u d i t e d )

The Fund 7

S TAT E M E N T O F I N V E S T M E N T S ( U n a u d i t e d ) (continued)

	Principal
Short-Term Investments—25.9%	Amount ($)	Value ($)

U.S. Treasury Bills:
3.15%, 12/15/2005	150,000 [f]	149,344
3.44%, 12/22/2005	30,000,000	29,847,000
3.23%, 12/29/2005	90,000,000	89,472,600
3.56%, 1/19/2006	25,000,000	24,795,250
3.54%, 1/26/2006	60,000,000	59,463,600
3.88%, 2/9/2006	10,000,000	9,893,800
Total Short-Term Investments
(cost $213,664,736)		213,621,594

Other Investment—1.0%	Shares	Value ($)

Registered Investment Company;
Dreyfus Institutional Preferred Plus Money Market Fund
(cost $8,381,000)	8,381,000 [g]	8,381,000

Total Investments (cost $1,076,096,830)	129.5%	1,068,387,737
Liabilities, Less Cash and Receivables	(29.5%)	(243,168,833)
Net Assets	100.0%	825,218,904

[a] Purchased on a forward commitment basis.
[b] Variable rate security—interest rate subject to periodic change.
[c] Notional face amount shown.
[d] Securities exempt from registration under Rule 144A of the Securities Act of 1933.These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2005, these securities amounted to $6,705,934 or .8% of net assets.
[e] Principal amount for accrual purposes is periodically adjusted based on changes in the Consumer Price Index.
[f] Fully or partially held by a broker as collateral for open financial futures positions.
[g] Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited) †

	Value (%)		Value (%)

U.S. Government Agencies/		U.S. Government	5.8
Mortgage-Backed Securities	92.4	Mortgage/Asset-Backed Securities	4.4
Short-Term/		Futures	.1
Money Market Investments	26.9		129.6

† Based on net assets. See notes to financial statements.

The Fund 9

S TAT E M E N T O F F I N A N C I A L F U T U R E S O c t o b e r 3 1 , 2 0 0 5 ( U n a u d i t e d )

See notes to financial statements.

10

S TAT E M E N T O F A S S E T S A N D L I A B I L I T I E S O c t o b e r 3 1 , 2 0 0 5 ( U n a u d i t e d )
	Cost	Value

Assets ($):
Investments in securities—See Statement of Investments:
Unaffiliated issuers	1,067,715,830	1,060,006,737
Affiliated issuers	8,381,000	8,381,000
Dividends and interest receivable		3,729,541
Receivable for shares of Common Stock subscribed		92,184
Receivable for futures variation margin—Note 4		2,219
Prepaid expenses		33,446
		1,072,245,127

Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(b)		591,356
Cash overdraft due to Custodian		1,884,428
Payable for investment securities purchased		243,687,900
Payable for shares of Common Stock redeemed		673,189
Accrued expenses		189,350
		247,026,223

Net Assets ($)		825,218,904

Composition of Net Assets ($):
Paid-in capital		873,726,624
Accumulated undistributed investment income—net		184,408
Accumulated net realized gain (loss) on investments		(41,457,988)
Accumulated net unrealized appreciation
(depreciation) on investments (including $474,953
net unrealized appreciation on financial futures)		(7,234,140)

Net Assets ($)		825,218,904

Shares Outstanding
(1.1 billion shares of $.001 par value Common Stock authorized)		57,223,324
Net Asset Value, offering and redemption price per share ($)		14.42

See notes to financial statements.

The Fund 11

S TAT E M E N T O F O P E R AT I O N S S i x M o n t h s E n d e d O c t o b e r 3 1 , 2 0 0 5 ( U n a u d i t e d )
Investment Income ($):
Income:
Interest	17,775,663
Dividends;
Affiliated issuers	134,748
Income from securities lending	1,944
Total Income	17,912,355
Expenses:
Management fee—Note 3(a)	2,577,758
Service plan and prospectus fees—Note 3(b)	560,213
Shareholder servicing costs—Note 3(b)	382,334
Custodian fees—Note 3(b)	66,924
Professional fees	39,018
Directors' fees and expenses—Note 3(c)	21,663
Registration fees	10,913
Shareholders' reports	6,719
Miscellaneous	68,064
Total Expenses	3,733,606
Less—reduction in management fee
due to undertaking—Note 3(a)	(342,824)
Net Expenses	3,390,782
Investment Income—Net	14,521,573

Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	(1,058,512)
Net realized gain (loss) on financial futures	(168,049)
Net Realized Gain (Loss)	(1,226,561)
Net unrealized appreciation (depreciation) on investments
(including $628,633 net unrealized appreciation on financial futures)	(10,795,618)
Net Realized and Unrealized Gain (Loss) on Investments	(12,022,179)
Net Increase in Net Assets Resulting from Operations	2,499,394

See notes to financial statements.

12

S TAT E M E N T O F C H A N G E S I N N E T A S S E T S

	Six Months Ended
	October 31, 2005	Year Ended
	(Unaudited)	April 30, 2005

Operations ($):
Investment income—net	14,521,573	31,382,395
Net realized gain (loss) on investments	(1,226,561)	(11,751,304)
Net unrealized appreciation
(depreciation) on investments	(10,795,618)	18,616,729
Net Increase (Decrease) in Net Assets
Resulting from Operations	2,499,394	38,247,820

Dividends to Shareholders from ($):
Investment income—net	(16,737,605)	(37,997,878)

Capital Stock Transactions ($):
Net proceeds from shares sold	19,435,498	63,842,446
Dividends reinvested	13,642,548	30,796,662
Cost of shares redeemed	(65,034,858)	(172,921,996)
Increase (Decrease) in Net Assets
from Capital Stock Transactions	(31,956,812)	(78,282,888)
Total Increase (Decrease) in Net Assets	(46,195,023)	(78,032,946)

Net Assets ($):
Beginning of Period	871,413,927	949,446,873
End of Period	825,218,904	871,413,927
Undistributed investment income—net	184,408	2,400,440

Capital Share Transactions (Shares):
Shares sold	1,331,693	4,357,044
Shares issued for dividends reinvested	935,094	2,106,113
Shares redeemed	(4,456,969)	(11,813,678)
Net Increase (Decrease) in Shares Outstanding	(2,190,182)	(5,350,521)

See notes to financial statements.

The Fund 13

F I N A N C I A L H I G H L I G H T S

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund's financial statements.

[a]	As required, effective May 1, 2001, the fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting discount or amortizing premium on fixed income securities on a scientific basis and including paydown gains and losses in interest income.The effect of these changes for the period ended April 30, 2002 was to decrease net investment income per share by $.03, increase net realized gain (loss) on investments per share by $.03 and decrease the ratio of net investment income to average net assets from 5.68% to
5.53%. Per share data and ratios/supplemental data for periods prior to May 1, 2001 have not been restated to reflect these changes in presentation.
[b]	Based on average shares outstanding at each month end.
[c]	Not annualized.
[d]	Annualized.
[e]	The portfolio turnover rates excluding mortgage dollar roll transactions for the periods ended October 31, 2005,
April 30, 2005 and April 30, 2004, were 72.92%, 127.81% and 207.20%, respectively.
See notes to financial statements.

14

N O T E S T O F I N A N C I A L S TAT E M E N T S ( U n a u d i t e d )

NOTE 1—Significant Accounting Policies:

Dreyfus GNMA Fund, Inc. (the "fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a diversified open-end management investment company.The fund's investment objective is to seek to maximize total return consisting of capital appreciation and current income.The Dreyfus Corporation (the "Manager") serves as the fund's investment adviser.The Manager is a wholly-owned subsidiary of Mellon Financial Corporation ("Mellon Financial"). Dreyfus Service Corporation (the "Distributor"), a wholly-owned subsidiary of the Manager, is the distributor of the fund's shares, which are sold to the public without a sales charge.

The fund's financial statements are prepared in accordance with U.S. generally accepted accounting principles, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The fund enters into contracts that contain a variety of indemnifications. The fund's maximum exposure under these arrangements is unknown.The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: Investments in securities (excluding short-term investments (other than U.S.Treasury Bills), financial futures and options transactions) are valued each business day by an independent pricing service (the "Service") approved by the Board of Directors. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are valued as determined by the Service, based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to

The Fund 15

N O T E S T O F I N A N C I A L S TAT E M E N T S ( U n a u d i t e d ) (continued)

values from dealers; and general market conditions. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Directors. Restricted securities, as well as securities or other assets for which recent market quotations are not readily available, that are not valued by a pricing service approved by the Board of Directors, or are determined by the fund not to reflect accurately fair value (such as when an event occurs after the close of the exchange on which the security is principally traded and that is determined by the fund to have changed the value of the security), are valued at fair value as determined in good faith under the direction of the Board of Directors.The factors that may be considered when fair valuing a security include fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold and public trading in similar securities of the issuer or comparable issuers. Short-term investments, excluding U.S.Treasury Bills, are carried at amortized cost, which approximates value. Investments in registered investment companies are valued at their net asset value. Financial futures and options, which are traded on an exchange, are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day. Options traded over-the-counter are priced at the mean between the bid and asked price.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income including, where applicable, accretion of discount and amortization of premium on investments is recognized on the accrual basis.

The fund has an arrangement with the custodian bank whereby the fund receives earnings credits from the custodian when positive cash balances are maintained, which are used to offset custody fees. For financial reporting purposes, the fund includes net earnings credits, if any, as an expense offset in the Statement of Operations.

Pursuant to a securities lending agreement with Mellon Bank, N.A., an affiliate of the Manager, the fund may lend securities to qualified institutions. At origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan will be maintained at all times. Cash collateral is invested in certain money market mutual funds managed by the Manager. The fund will be entitled to receive all income on securities loaned, in addition to income earned as a result of the lending transac-tion.Although each security loaned is fully collateralized, the fund would bear the risk of delay in recovery of, or loss of rights in, the securities loaned should a borrower fail to return the securities in a timely manner.

(c) Affiliated issuers: Investments in other investment companies advised by the Manager are defined as "affiliated" in the Act.

(d) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net are declared and paid monthly. Dividends from net realized capital gain, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles.

The Fund 17

N O T E S T O F I N A N C I A L S TAT E M E N T S ( U n a u d i t e d ) (continued)

On October 31, 2005, the Board of Directors declared a cash dividend of $.05 per share from undistributed investment income-net, payable on November 1, 2005 (ex-dividend date) to shareholders of record as of the close of business on October 31, 2005.

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

The fund has an unused capital loss carryover of $27,317,418 available for federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to April 30, 2005. If not applied, $6,916,020 of the carryover expires in fiscal 2007, $8,326,405 expires in fiscal 2008, $1,913,534 expires in fiscal 2009, $5,873,545 expires in fiscal 2012 and $4,287,914 expires in fiscal 2013.

The tax character of distributions paid to shareholders during the fiscal year ended April 30, 2005 was as follows: ordinary income $37,997,878. The tax character of current year distributions will be determined at the end of the current fiscal year.

NOTE 2—Bank Lines of Credit:

The fund may borrow up to $20 million for leveraging purposes under a short-term unsecured line of credit and participates with other Dreyfus-managed funds in a $100 million unsecured line of credit primarily to be utilized for temporary or emergency purposes, including the financing of redemptions. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowing. During the period ended October 31, 2005, the fund did not borrow under either line of credit.

NOTE 3—Management Fee and Other Transactions With Affiliates:

(a) Pursuant to a management agreement ("Agreement") with the Manager, the management fee is computed at the annual rate of .60%

of the value of the fund's average daily net assets and is payable monthly. The Agreement provides that if in any full year the aggregate expenses of the fund, exclusive of taxes, brokerage fees, interest on borrowings and extraordinary expenses, exceed 1 1 / 2 % of the value of the fund's average daily net assets, the fund may deduct from payments to be made to the Manager, or the Manager will bear the amount of such excess.The Manager has undertaken from May 1, 2005 through April 30, 2006, to waive receipt of its fees and/or assume the expenses of the fund so that the expenses, excluding expenses as noted above, do not exceed .80%. The expense reimbursement, pursuant to the undertaking, amounted to $342,824 during the period ended October 31, 2005.

(b) Under the Service Plan (the "Plan") adopted pursuant to Rule 12b-1 under the Act, the fund pays the Distributor for distributing the fund's shares, for servicing shareholder accounts and for advertising and marketing relating to the fund.The Plan provides for payments to be made at an aggregate annual rate not to exceed .20% of the value of the fund's average daily net assets. The Distributor determines the amounts, if any, to be paid to Service Agents (a securities dealer, financial institution or other industry professional) to which it will make payments and the basis on which such payments are made. The Plan also separately provides for the fund to bear the costs of preparing, printing and distributing certain of the fund's prospectuses and statements of additional information and costs associated with implementing and operating the Plan, not to exceed the greater of $100,000 or ..005% of the value of the fund's average daily net assets for any full fiscal year. During the period ended October 31, 2005, the fund was charged $560,213 pursuant to the Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended October 31, 2005, the fund was charged $222,370 pursuant to the transfer agency agreement.

The Fund 19

N O T E S T O F I N A N C I A L S TAT E M E N T S ( U n a u d i t e d ) (continued)

The fund compensates Mellon Bank, N.A., an affiliate of the Manager, under a custody agreement for providing custodial services for the fund. During the period ended October 31, 2005, the fund was charged $66,924 pursuant to the custody agreement.

During the period ended October 31, 2005, the fund was charged $1,851 for services performed by the Chief Compliance Officer.

The components of Due to The Dreyfus Corporation and affiliates in the Statement of Assets and Liabilities consist of: management fees $423,630, Rule 12b-1 distribution plan fees $91,787, custodian fees $37,947, chief compliance officer fees $1,239, transfer agency per account fees $74,200, which are offset against an expense reimbursement currently in effect in the amount of $37,447.

(c) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

(d) Pursuant to an exemptive order from the Securities and Exchange Commission, the fund may invest its available cash balances in affiliated money market mutual funds. Management fees of the underlying money market mutual funds have been waived by the Manager.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales (including paydowns) of investment securities, excluding short-term securities, financial futures and options, during the period ended October 31, 2005, amounted to $1,914,107,420 and $1,899,609,103, respectively, of which $1,283,142,658 in purchases and $1,285,006,561 in sales were from mortgage dollar rolls transactions.

A mortgage dollar rolls transaction involves a sale by the fund of mortgage related securities that it holds with an agreement by the fund to repurchase similar securities at an agreed upon price and date. The securities purchased will bear the same interest rate as those sold, but generally will be collateralized by pools of mortgages with different prepayment histories than those securities sold.

The fund may purchase and write (sell) call/put options in order to gain exposure to or protect against change in the market.

As a writer of call options, the fund receives a premium at the outset and then bears the market risk of unfavorable changes in the price of the financial instruments underlying the options. Generally, the fund would incur a gain, to the extent of the premium, if the price of the underlying financial instrument decreases between the date the option is written and the date on which the option is terminated. Generally, the fund would realize a loss, if the price of the financial instrument increases between those dates.

As a writer of put options, the fund receives a premium at the outset and then bears the market risk of unfavorable changes in the price of the financial instruments underlying the options. Generally, the fund would incur a gain, to the extent of the premium, if the price of the underlying financial instrument increases between the date the option is written and the date on which the option is terminated. Generally, the fund would realize a loss, if the price of the financial instrument decreases between those dates.

In addition, the following table summarizes the fund's call/put options written during the period ended October 31, 2005:

The Fund 21

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

The fund may invest in financial futures contracts in order to gain exposure to or protect against changes in the market.The fund is exposed to market risk as a result of changes in the value of the underlying financial instruments. Investments in financial futures require the fund to "mark to market" on a daily basis, which reflects the change in the market value of the contracts at the close of each day's trading.Accordingly, variation margin payments are received or made to reflect daily unrealized gains or losses.When the contracts are closed, the fund recognizes a realized gain or loss.These investments require initial margin deposits with a broker, which consist of cash or cash equivalents.The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change. Contracts open at October 31, 2005, are set forth in the Statement of Financial Futures.

At October 31, 2005, accumulated net unrealized depreciation on investments was $7,709,093, consisting of $3,216,441 gross unrealized appreciation and $10,925,534 gross unrealized depreciation.

At October 31, 2005, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

NOTE 5—Reverse Repurchase Agreements:

The fund may enter into reverse repurchase agreements with banks, brokers or dealers.This form of borrowing involves the transfer by the fund of an underlying debt instrument in return for cash proceeds based on a percentage of the value of the security.The fund retains the right to receive interest and principal payments on the security. At an agreed upon future date, the fund repurchases the security at principal plus accrued interest. Reverse repurchase agreements may subject the fund to interest rate risk and counter party credit risk. During the period ended October 31, 2005, the fund did not enter into reverse repurchase agreements.

N O T E S

For More	Information

Dreyfus	Transfer Agent &
GNMA Fund, Inc.	Dividend Disbursing Agent
200 Park Avenue	Dreyfus Transfer, Inc.
New York, NY 10166	200 Park Avenue
Manager	New York, NY 10166
The Dreyfus Corporation	Distributor
200 Park Avenue	Dreyfus Service Corporation
New York, NY 10166	200 Park Avenue
Custodian	New York, NY 10166
Mellon Bank, N.A.
One Mellon Bank Center
Pittsburgh, PA 15258

Telephone 1-800-645-6561
Mail The Dreyfus Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144
E-mail Send your request to info@dreyfus.com
Internet Information can be viewed online or downloaded at: http://www.dreyfus.com

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The fund's Forms N-Q are available on the SEC's website at http://www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the fund voted these proxies for the 12-month period ended June 30, 2005, is available at http://www.dreyfus.com and on the SEC's website at http://www.sec.gov. The description of the policies and procedures is also available without charge, upon request, by calling 1-800-645-6561.

© 2005 Dreyfus Service Corporation 0265SA1005

Item 2.	Code of Ethics.
Not applicable.
Item 3.	Audit Committee Financial Expert.
Not applicable.
Item 4.	Principal Accountant Fees and Services.
Not applicable.
Item 5.	Audit Committee of Listed Registrants.
Not applicable.
Item 6.	Schedule of Investments.
Not applicable.
Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management
Investment Companies.
Not applicable.
Item 8.	Portfolio Managers of Closed-End Management Investment Companies.
Not applicable.
Item 9.	Purchases of Equity Securities by Closed-End Management Investment Companies and
Affiliated Purchasers.
Not applicable. [CLOSED-END FUNDS ONLY]

Item 10. Submission of Matters to a Vote of Security Holders.

The Registrant has a Nominating Committee (the "Committee"), which is responsible for selecting and nominating persons for election or appointment by the Registrant's Board as Board members. The Committee has adopted a Nominating Committee Charter (the "Charter"). Pursuant to the Charter, the Committee will consider recommendations for nominees from shareholders submitted to the Secretary of the Registrant, c/o The Dreyfus Corporation Legal Department, 200 Park Avenue, 8th Floor East, New York, New York 10166. A nomination submission must include information regarding the recommended nominee as specified in the Charter. This information includes all information relating to a recommended nominee that is required to be disclosed in solicitations or proxy statements for the election of Board members, as well as information sufficient to evaluate the factors to be considered by the Committee, including character and integrity, business and professional experience, and whether the person has the ability to apply sound and independent business judgment and would act in the interests of the Registrant and its shareholders.

Nomination submissions are required to be accompanied by a written consent of the individual to stand for election if nominated by the Board and to serve if elected by the shareholders, and such additional information must be provided regarding the recommended nominee as reasonably requested by the Committee.

Item 11. Controls and Procedures.

(a) The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no changes to the Registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Not applicable.
(a)(2)	Certifications of principal executive and principal financial officers as required by Rule 30a-2(a)
under the Investment Company Act of 1940.
(a)(3)	Not applicable.
(b)	Certification of principal executive and principal financial officers as required by Rule 30a-2(b)
under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

DREYFUS GNMA FUND, INC.

By:	/s/ Stephen E. Canter

Stephen E. Canter
President
Date:	December 28, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Stephen E. Canter

Stephen E. Canter
Chief Executive Officer
Date:	December 28, 2005

By:	/s/ James Windels

James Windels
Chief Financial Officer
Date:	December 28, 2005

EXHIBIT INDEX

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940. (EX-99.CERT)

(b) Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940. (EX-99.906CERT)